UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                 FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
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                              TONE IN TWENTY
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          (Exact name of registrant as specified in its charter)

               NEVADA                                 77-0664193
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   (State or other Jurisdiction of                (I.R.S. Employer
   Incorporation or Organization)                 Identification No.)


        3433 Losee Rd., Suite 2, North Las Vegas, NV       89030
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          (Address of Principal Executive Offices)       (Zip Code)

                             John Dean Harper
                         3433 Losee Rd., Suite 2
                        North Las Vegas, NV  89030
                             (702) 604-7038
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        (Name, address and telephone number of agent for service)

Securities to be registered pursuant to Section 12(b) of the Act:  None

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates:
333-147111

Securities to be registered pursuant to Section 12(g) of the Act:

                      Common Stock, $0.001 par value
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                             (Title of Class)

               INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  Description of Registrant's Securities to be Registered

A description of the common stock is hereby incorporated by reference to the Post-Effective Amendment No. 2 on Form S-1 to the Registration Statement, SEC File No. 333-147111.

Item 2.  Exhibits

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       EXHIBITS
    SEC REFERENCE     TITLE OF DOCUMENT
        NUMBER
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         3.1          Articles of Incorporation (1)
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         3.2          Bylaws of the Registrant (1)
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         3.3          Amended Articles of Incorporation (1)
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        10.1          Preferred Share Lock-up Agreement (2)
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(1) Incorporated by reference to the exhibits of the same number in the Registrant's registration Statement on Form SB-2, filed on November 2, 2007.

(2) Incorporated by reference to the exhibits of the same number in the Registrant's Annual Report on Form 10-K, filed on December 12, 2008.


                                  SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                        TONE IN TWENTY

Date:  January 12, 2010         By:  /s/ John Dean Harper
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                                         John Dean Harper
                                         Title: President, Chief Executive
                                         Officer, Chief Financial Officer,
                                         Secretary and Director (Principal
                                         Executive, Financial, and
                                         Accounting Officer)